Telephonic Comments of the Division of Corporation Finance Delivered August 27, 2004

On July 30, 2004, you filed a Prospectus Supplement pursuant to Rule 424(b)(3) in which you disclosed (i) the execution of a purchase agreement under which Grupo TMM, S.A. sold New Money Notes to raise additional financing in connection with its exchange offer and (ii) new tax information concerning the issue price of the new notes issued through the restructuring and other changes to your short form tax opinion.  Please provide a supplemental analysis as to why you do not believe that the developments described above were material changes requiring the filing of a post-effective amendment to the F-4.  Further, please explain why the Purchase Agreement was not filed as an exhibit to the 424(b)(3) filing.

Response:

For the reasons set out below, Grupo TMM, S.A. (the “Company”) does not believe that the disclosures included in the Company’s Prospectus Supplement, dated July 30, 2004, filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, regarding the terms of the financing necessary to pay the principal amount of, and accrued unpaid interest on, the untendered 2003 Notes, and to pay a portion of the fees and expenses of the exchange offer, required the filing of a post-effective amendment to the Company’s Registration Statement on Form F-4 (Registration No. 333-112242) (the “F-4”).  The Company supplemented the Prospectus on July 31, 2004 to disclose (i) that it had entered into a Note Purchase Agreement (the “Purchase Agreement”) pursuant to which certain holders of the Company’s existing notes agreed to purchase additional new notes (the “New Money Notes”) from the Company in order to provide the Company with financing (including disclosure of the terms of the financing), and (ii) revised the tax disclosure concerning the issue price of the 10½% Senior Secured Notes (the “New Notes”) issued in its exchange offer to clarify the tax treatment in light of the sale of New Money Notes for cash.  As outlined below, we do not believe that the information disclosed in the Prospectus Supplement represented a “fundamental change” in the information presented in the prospectus, as previously supplemented, thereby necessitating the filing of a post-effective amendment to the F-4.

The New Money Notes issued to certain noteholders pursuant to the Purchase Agreement were identical to, and issued under the same indenture, as all other New Notes issued pursuant to the Company’s exchange offer.  The primary purpose of the New Money Notes offering was to provide the Company with a sufficient amount of cash to make the required payments to the holders of defaulted 2003 notes who did not tender their notes in the exchange offer, and to pay certain fees and expenses of the Company in connection with the exchange offer and the New Money Notes financing.  With respect to the New Money Notes issued to fund the repayment of the untendered 2003 Notes, the effect on the tendering Noteholders was essentially neutral, since the terms of the New Money Notes were the same as the New Notes issued in the exchange (other than the fact that they were issued for cash consideration).  With respect to the issuance of the remaining New Money Notes (representing net proceeds of approximately $16.01 million) used to fund a portion of the fees and expenses of the exchange offer and the New Money financing, this amount represents approximately 1.09% of the pro forma total indebtedness of the Company and its subsidiaries.  The incurrence of this amount of additional indebtedness does not materially change the financial profile of the Company nor does it represent a particularly significant portion of the approximately $508.70 million in aggregate principal amount of New Notes issued pursuant to the exchange offer and is not material to an investment decision by a holder of Notes considering the exchange offer.

With respect to the revised tax disclosure presented in the Prospectus Supplement, the first revision reflected the fact that the Company was issuing the New Money Notes for cash.  The original disclosure, which was prepared when no New Notes were being issued for cash, stated that the issue price of the New Notes (which is based on the fair market value of the New Notes) would be based on either the trading price of the new notes if those notes were publicly traded or, if they were not, on the trading price of the existing notes which were listed on the New York Stock Exchange.  Because that trading price could not be known in advance, the disclosure did not specify what the issue price was and so could not have raised specific expectations in an investor.  All the investor could have expected was that because the issue price would be determined by trading prices, it would reflect the fair market value of the New Notes.  Because New Money Notes were being issued for cash, the fair market value, and thus the issue price, of a portion of the New Notes was determined by the cash paid for New Money Notes.  Thus, an investor’s reasonable expectation—that the issue price of the New Notes would be set by a process that reflected the fair market value of such New Notes—was not changed by the revised disclosure, though the method for determining such fair market value was clarified.  Nothing about the change resulted in any alteration of counsel’s conclusion as to the tax treatment of the New Notes, but simply clarified the basis for setting the valuation.

The other revision to the tax disclosure in the Prospectus Supplement noted the recent issuance of a Revenue Ruling by the Internal Revenue Service which liberalized the definition of “securities” in a different, but related, context.  The issuance of the Revenue Ruling did not change counsel’s ultimate conclusion that the New Notes were not likely to be treated as securities, but simply updated the disclosure to note a recent relevant authority.

Filing of Purchase Agreement

The Company intends to submit the Purchase Agreement as part of a Report on Form 6-K.